                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Eldon R. Arnold, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Eldon R. Arnold
                                   ---------------------------------------------
                                   Eldon R. Arnold
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ James L. Bryan
                                   ---------------------------------------------
                                   James L. Bryan
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Loretta M. Burd
                                   ---------------------------------------------
                                   Loretta M. Burd
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Joseph J. Gasper, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Joseph J. Gasper
                                   --------------------------------------------
                                   Joseph J. Gasper
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas R. Graham, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Thomas R. Graham
                                   --------------------------------------------
                                   Thomas R. Graham
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the
Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Jerald R. Hinrichs
                                   --------------------------------------------
                                   Jerald R. Hinrichs
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Thomas C. Jones, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Thomas C. Jones
                                   --------------------------------------------
                                   Thomas C. Jones
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Victoria W. Miller, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the
Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Victoria W. Miller
                                   --------------------------------------------
                                   Loretta M. Burd
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ C. Alan Peppers
                                   --------------------------------------------
                                   C. Alan Peppers
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jeff Post, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Jeff Post
                                   --------------------------------------------
                                   Jeff Post
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Neil A. Springer
                                   --------------------------------------------
                                   Neil A. Springer
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Farouk D. G. Wang
                                   --------------------------------------------
                                   Farouk D. G. Wang
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Steve Suleski or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Annuity Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Annuity Account, Registration Nos. 33-73738, 333-40304, 333,40320 and 333-116426, as may be required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

WITNESS MY HAND AND SEAL this 26 day of February, 2005.

                                   /s/ Larry T. Wilson
                                   --------------------------------------------
                                   Larry T.  Wilson
                                   Director, CUNA Mutual Life Insurance Company